FPA New Income, Inc.



PROSPECTUS






FPA New Income, Inc. seeks current
income and long-term total return. The
Fund's investment adviser, First Pacific
Advisors, Inc., invests the Fund's assets primarily in fixed-income securities, with emphasis on obligations issued or guaranteed by the United States
Government and its agencies and instrumentalities.


THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

[Logo]

DISTRIBUTOR:



FPA FUND DISTRIBUTORS, INC.


11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


FEBRUARY 1, 2000

                              FPA NEW INCOME, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225


                               TABLE OF CONTENTS



                                                                PAGE
Risk/Return Summary.........................................      3
Investment Results..........................................      4
Fees and Expenses of the Fund...............................      5
Investment Objective, Principal Investment Strategies, and
  Principal Risks...........................................      6
Management and Organization.................................      9
Purchase, Pricing and Sale of Shares........................     10
Exchange of Shares and Shareholder Services.................     14
Dividends, Distributions and Taxes..........................     16
Financial Highlights........................................     18

                              RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE. The Fund's primary investment objective is current income and long-term total return.


WHO MAY WANT TO INVEST IN THE FUND?

- Investors seeking current income and long-term total return

- Investors willing to own shares over the course of a market cycle or longer

PRINCIPAL INVESTMENT STRATEGIES. The Adviser purchases primarily fixed-income securities, with an emphasis on obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Fund can also invest in corporate debt securities, preferred stocks and convertible securities.


PRINCIPAL INVESTMENTS. At least 65% of the Fund's total assets are invested in income producing securities. The Adviser generally invests a significant portion (50% or more) of the Fund's total assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities. The Fund also invests in highly-rated non-convertible debt securities, commercial paper and repurchase agreements. In addition, the Fund may invest, within specified limits, in non-convertible debt securities of lesser quality, convertible debt securities, preferred stocks, and certain derivative instruments, including interest only and principal only stripped mortgage securities, Z-Bonds and inverse floaters. The Fund may invest up to 10% of its total assets in securities of foreign issuers.



PRINCIPAL INVESTMENT RISKS.


- If interest rates rise, the market price of fixed-income securities held by the Fund will fall.

- Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

- To the extent that convertible debt securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is greater risk as to the timely repayment of principal and interest.


- The prices of derivatives are likely to be more volatile in reaction to actual or expected changes in interest rates or in mortgage prepayment rates.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency, entity or person.

                               INVESTMENT RESULTS


The bar chart and table below provide an indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

--------------------------------------------------------------------------------
Here are the Fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1990   8.38%
1991  18.80%
1992  11.12%
1993  10.17%
1994   1.46%
1995  14.36%
1996   7.12%
1997   8.31%
1998   3.56%
1999   3.39%

The Fund's highest/lowest QUARTERLY results during this time period were:

                        HIGHEST                                 6.25%     (Quarter ended 12/31/90)
                        LOWEST                                 (0.84)%    (Quarter ended 9/30/90)


The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for one, five and ten calendar years compared with those of the Lehman Brothers Government/ Corporate Bond Index and the Lipper Corporate Debt--"A" Rated Funds Average.


                   FOR THE PERIODS ENDED DECEMBER  31, 1999:


                                            FUND WITH      LEHMAN BROTHERS    LIPPER CORPORATE
                                             MAXIMUM         GOVERNMENT/       DEBT--"A" RATED
AVERAGE ANNUAL                             SALES CHARGE       CORPORATE             FUNDS
TOTAL RETURN                                 DEDUCTED        BOND INDEX*          AVERAGE*
------------                                 --------     -----------------   -----------------
One Year.................................     (1.26)%          (2.15)%             (2.61)%
Five Years...............................      6.35%            7.61%               6.91%
Ten Years................................      8.08%            7.66%               7.31%


---------------

* The Lehman Index is considered a measure of bond performance and is included as a broad-based comparison to the Fund's portfolio. The Lipper Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                         FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(fees paid directly from your investment)
        Maximum Sales Load Imposed on Purchases (as a
        percentage of offering price).......................    4.50%
        Maximum Deferred Sales Load (as a percentage of
        original sales price or redemption proceeds, as
        applicable).........................................        *
        Redemption Fee (as a percentage of amount
        redeemed)...........................................   None**
        Exchange Fee........................................    $5.00

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
        Management Fees.....................................    0.50%
        Distribution (12b-1) Fees...........................     None
        Other Expenses......................................    0.10%
                                                              -------
        Total Annual Fund Operating Expenses................    0.60%

------------
* An account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.
** Redemptions by wire are subject to a $3.50 charge per wire.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year...........................   $  509
Three years........................   $  634
Five years.........................   $  770
Ten years..........................   $1,166

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS



INVESTMENT OBJECTIVE.



The Fund's primary investment objective is current income and long-term total return.



PRINCIPAL INVESTMENT STRATEGIES. At least 65% of the Fund's total assets are invested in income producing securities. The Fund generally invests a significant portion (50% or more) of its total assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities.


The Fund invests primarily in fixed-income securities, including convertible securities. The market price of fixed-income securities held by the Fund generally can be expected to vary inversely to changes in prevailing interest rates. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation. The average maturity, which is likely to vary substantially from time to time, of the debt securities owned by the Fund on September 30, 1999 was 3.7 years.

The Fund's current operating policy is to invest at least 75% of its total assets, calculated at market value at the time of investment, in the following types of securities:

(1) securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(2) marketable, non-convertible debt securities rated at the time of purchase within the two highest grades as determined by either Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa) or by Standard & Poor's Corporation ("S&P") (AAA and AA) (see "Debt Security Ratings" in the Statement of Additional Information);

(3) commercial paper of U.S. issuers which at the time of investment is
    (a) rated in the highest category by Moody's (Prime-1) or S&P (A-1) or
    (b) issued by a company which, at the date of investment, has any outstanding debt securities rated at least Aa by Moody's or AA by S&P; and

(4) repurchase agreements with a member bank of the Federal Reserve System or a U.S. securities dealer. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. Such security may also decline in value and fail to provide income. The Fund will not invest more than 10% of its total assets in repurchase agreements that mature in more than seven days and/or other securities that are not readily marketable.


Up to 25% of the Fund's total assets, calculated at market value at the time of investment, may be invested in: (a) non-convertible debt securities which are not rated in the highest two grades by Moody's or S&P; (b) convertible debt securities; and (c) preferred stocks in an amount not exceeding 5% of the Fund's total assets. Such debt securities may include so-called junk bonds. Up to 30% of the Fund's total assets may be invested, or committed for investment, in securities offered on a delayed delivery basis. Up to 15% of the Fund's total assets may be invested in interest only and principal only classes of stripped mortgage securities, collateralized mortgage obligations structured as accrual certificates, also known as Z-Bonds, and inverse floaters. The prices of these derivative securities are likely to be volatile in the event of changes in interest rates or in mortgage prepayment rates, or expectations related thereto. The Fund may invest up to 10% of its total assets in securities of foreign issuers. Such investments involve additional risks and opportunities compared with securities of United States issuers. The foregoing limitations may be changed by the Board of Directors.


A Convertible Security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula. A Convertible Security entitles the holder to receive interest paid or accrued on the debt security until the Convertible Security matures or is redeemed. Prior to redemption, Convertible Securities provide benefits similar to non-convertible debt securities in that they generally provide a stable income stream with higher yields than those of comparable common stocks. Convertible Securities entail less risk than the corporation's common stocks. The extent to which the risk is reduced, however, largely depends on whether the Convertible Security can sell near its value as a fixed-income security.

Convertible Securities are generally not investment grade. This means that S&P and Moody's do not rate Convertible Securities within the four highest categories. The risks against repayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated. The Fund may purchase Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's. The rating agencies give these ratings when the issuer's continuing ability to make principal and interest payments is speculative. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are, thus, commonly referred to as junk bonds. The Adviser decides to purchase and sell these securities based on their investment potential and not on the ratings assigned by credit agencies.

The Fund may sometimes invest in debt securities even though the issuing companies are financially troubled. These securities are called Deep Discount Securities and are deeply discounted from their face value. Deep Discount Securities may be rated C, CI or D by S&P or C by Moody's or may be unrated. The Fund will invest in Deep Discount Securities when the Adviser believes that the issuer's financial conditions are likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer's financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated.

Both interest-only Stripped Mortgage Securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. The Adviser, however, believes that the volatility of the individual security value is tempered when the securities are combined. Together, interest-only Stripped Mortgage Securities and inverse floaters could produce higher yields than more traditional securities while maintaining a relatively low degree of volatility. This is because factors affecting the value of these securities may or generally balance each other out. The value of inverse floaters fall as interest rates rise but the value of interest-only Stripped Mortgage-Backed Securities rise and vice versa. The accuracy of this technique, of course, is dependent on the Adviser's ability to forecast interest rates and to allocate the investments accordingly.

Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. Some ARMs restrict the maximum amount of adjustment for the mortgage interest rate during any single adjustment period. Alternatively, certain

ARMs also limit any changes in the required monthly payment. If a monthly payment is not sufficient to pay the interest accruing on an ARM, excess interest is added to the principal balance of the mortgage loan. The insufficient amount is, then, repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally buffers the ARMs' market value against sharp responses to normal interest rate fluctuations. Since the interest rates on the mortgages are reset periodically, the securities' yields will gradually align themselves to reflect the changes in market rates.



OTHER INVESTMENT RISKS. In addition to the Principal Investment Risks listed above in the Risk/Return Summary your investment in the Fund is subject to a number of other risks related to principal investment strategies, including:



- the price of debt securities held by the Fund can be affected by changing interest rates, effective maturities and credit ratings;



- to the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high-yield bonds. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities;


- the Adviser's emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar;


- although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% or even 10% of the Fund's total assets to be invested in securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share;


- Fund shares could decline in value in response to certain events, such as changes in markets or economies;

- factors that affect mortgage-backed securities' value include: (1) the types and amounts of insurance carried by the mortgagor, (2) the amount of time the mortgage loan has been outstanding, (3) the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool;

- mortgage-backed securities reflect an interest on monthly payments made by the borrowers who take out the underlying mortgage loans. Even though the underlying mortgage loans are for specified periods of time, the borrowers can often pay them off sooner. The mortgage-backed security, thus, will be prepaid. Given the higher cost of delaying payment, a borrower is more likely to prepay a mortgage with a higher interest rate. The likelihood of prepayment will have several consequences. Some higher yielding securities might be converted to cash in times of declining interest rates, so the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increase in prepayment also limits market price appreciation of mortgage-backed securities when interest rates decline. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer;

- during periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps" of 100 to 200 basis points. Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments;


- special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends;



- the prices of securities held by the Fund can be affected by events specifically involving the issuers of these securities; and



- investing outside the U.S. can also involve additional risks, such as currency fluctuations or political, social and economic instability. Compared to U.S. issuers, there may be less publicly available information about foreign companies, which generally are subject to less stringent accounting, auditing and financial reporting standards. In the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.


                          MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER


First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since July 11, 1984. The Adviser manages assets of approximately $3.1 billion for seven investment companies, including one closed-end investment company, and 20 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.50%.

PORTFOLIO MANAGER

Robert L. Rodriguez, President of the Fund, and Principal, Chief Investment Officer and director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Rodriguez has been the Chief Investment Officer of the Fund for over fifteen years.

                      PURCHASE, PRICING AND SALE OF SHARES

PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.


SHARE PRICE. The Fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open. The NYSE is closed most national holidays and Good Friday. Share price is not calculated on days when the NYSE is not open. Share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. Share prices for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified above.



SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                               SALES       SALES       REALLOWED
SIZE OF INVESTMENT                                           CHARGE(1)   CHARGE(2)   TO DEALERS(2)
------------------                                           ---------   ---------   -------------
Less than $10,000..........................................    4.71%       4.50%         4.00%
$10,000 but less than $25,000..............................    4.43%       4.25%         3.75%
$25,000 but less than $50,000..............................    4.17%       4.00%         3.50%
$50,000 but less than $100,000.............................    3.90%       3.75%         3.25%
$100,000 but less than $250,000............................    3.36%       3.25%         2.75%
$250,000 but less than $500,000............................    2.04%       2.00%         1.75%
$500,000 but less than $1,000,000..........................    1.01%       1.00%         0.80%
$1,000,000 and over........................................    0.00%       0.00%         0.00%

------------
(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

REDUCING YOUR SALES CHARGE

INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at offering price, of all presently held shares of the FPA Funds, which are:

- FPA Capital Fund, Inc. (which is currently closed to new investors)

- FPA New Income, Inc. (this Fund)

- FPA Paramount Fund, Inc.

- FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a thirteen-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

PURCHASES NOT SUBJECT TO SALES CHARGE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative.

(a) current and former directors, officers and employees of the Adviser, United Asset Management Corporation (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of United Asset Management Corporation) and its affiliates;

(b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

(c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;


(d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;


(e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

(f) any employee benefit plan maintained for the benefit of such qualified investors; and

(g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge:

(a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

(b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

(c) tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code; and

(d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.

If you qualify, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

SELLING (REDEEMING) YOUR SHARES

You can sell (redeem) for cash without charge any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.


A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.


WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

- Over $10,000;

- Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

- If the shareholder is a corporation, partnership, trust or fiduciary.

A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.


When you obtain the right to sell your Fund shares by telephone, you designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions of $5,000 or more are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 are mailed to the designated bank unless you request otherwise. There is a $3.50 charge per wire.


Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                  EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of other FPA Funds, except that only existing shareholders of FPA Capital Fund, Inc., may exchange into that Fund.

You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

A $5.00 service fee applies to each exchange. In addition, a sales charge applies unless:

- you paid a sales charge on the exchanged shares equivalent to that applicable to the acquired shares;

- you are otherwise entitled to purchase shares without a sales charge (as noted under "Purchases Not Subject to Sales Charge"); or

- the shares you are exchanging were acquired by reinvestment.

EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge. However, in the case of FPA Capital Fund, Inc., you must have maintained your account in FPA Capital Fund, Inc. in order to re-exchange your shares in the money market fund for shares in FPA Capital Fund, Inc.

If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

The $5.00 exchange fee is paid by FPA Fund Distributors, Inc., which receives a fee from Kemper Financial Services, the administrator of the money market fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the money market fund acquired through this exchange program.

The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

- You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

- Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

- An exchange requires the purchase of shares with a value of at least $1,000;
  and

- Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.


Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.


For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information for further information.

DISCONTINUATION OF THE EXCHANGE PROGRAMS. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

PRE-AUTHORIZED INVESTMENT PLAN. To make automatic monthly investments of at least $100, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Tax matters are complicated; you should consult your tax adviser. FPA Fund
Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. PLEASE NOTE THAT CONCURRENT WITHDRAWALS AND PURCHASES ARE ORDINARILY NOT IN YOUR BEST INTEREST BECAUSE OF ADDITIONAL SALES CHARGES, AND YOU WILL RECOGNIZE ANY TAXABLE GAINS OR LOSSES ON THE AUTOMATIC WITHDRAWALS.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you quarterly. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates while capital gains may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

Please see the Statement of Additional Information and consult with your tax adviser.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                                             FOR THE YEARS ENDED SEPTEMBER 30,
                                                    ----------------------------------------------------
                                                      1999       1998       1997       1996       1995
                                                    --------   --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year..............  $ 11.13    $ 11.24    $ 10.97    $ 11.05    $ 10.52
                                                    -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income...........................  $   .71    $   .67    $   .68    $   .68    $   .67
  Net realized and unrealized gain (loss) on
    investment securities.........................     (.30)      (.10)       .32        .06        .55
                                                    -------    -------    -------    -------    -------
Total from investment operations..................  $   .41    $   .57    $  1.00    $   .74    $  1.22
                                                    -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income............  $  (.71)   $  (.66)   $  (.68)   $  (.66)   $  (.69)
  Distributions from net realized capital gains...     (.06)      (.02)      (.05)      (.16)     --
                                                    -------    -------    -------    -------    -------
Total distributions...............................  $  (.77)   $  (.68)   $  (.73)   $  (.82)   $  (.69)
                                                    -------    -------    -------    -------    -------
Net asset value at end of year....................  $ 10.77    $ 11.13    $ 11.24    $ 10.97    $ 11.05
                                                    =======    =======    =======    =======    =======
Total investment return*..........................    3.87%      5.24%      9.54%      7.00%     12.14%
Ratios/supplemental data:
Net assets at end of year (in $000's).............  531,133    615,746    529,574    338,297    207,018
Ratio of expenses to average net assets...........    0.60%      0.59%      0.59%      0.63%      0.68%
Ratio of net investment income to average net
  assets..........................................    6.43%      6.06%      6.37%      6.44%      6.50%
Portfolio turnover rate...........................      24%        47%        29%        16%        31%

------------
* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

FOR SHAREHOLDER SERVICES CONTACT
BOSTON FINANCIAL DATA
SERVICES, INC.
P.O. Box 8115
Boston, MA 02266-8115
(617) 483-5000 or
(800) 638-3060 except Alaska
Hawaii, Massachusetts and
Puerto Rico

FOR RETIREMENT PLAN SERVICES
CALL YOUR EMPLOYER OR PLAN
ADMINISTRATOR


FOR 24-HOUR INFORMATION GO TO
FUNDMASTER MARKETING GROUP
INTERNET WEB SITE
http://www.fundmaster.com


FOR DEALER SERVICES CONTACT
FPA FUND DISTRIBUTORS, INC.
11400 West Olympic
Boulevard, Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii and
Puerto Rico


Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.


INVESTMENT ADVISER
FIRST PACIFIC ADVISORS, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Inquiries concerning transfer of registration, distributions, redemptions and shareholder services should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.


MULTIPLE TRANSLATIONS

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.


A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Reference Section of the SEC, Washington, D.C. 20549-6009.


FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, AT (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).


Investment Company Act No. 811-1735

                       STATEMENT OF ADDITIONAL INFORMATION

                              FPA NEW INCOME, INC.

                                February 1, 2000

This Statement of Additional Information supplements the current Prospectus of FPA New Income, Inc. ("Fund") dated February 1, 2000. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii and Puerto Rico.




                                                 TABLE OF CONTENTS

                                                                                                             Page
Investment Objective, Strategies and Policies..................................................................1
Description of Certain Securities and Investment Techniques.....................................................2
        Fixed-Income Securities ................................................................................2
        U.S. Government Securities .............................................................................2
        Inflation-Indexed Bonds ................................................................................3
        Zero Coupon Securities .................................................................................3
        Mortgage-Backed Securities..............................................................................4
        Guaranteed Mortgage Pass-Through Securities.............................................................4
        Collateralized Mortgage Obligations, Multiclass Pass-Through Securities
             and Accrual Certificates (Z-Bonds).................................................................5
        Private Mortgage Pass-Through Securities................................................................7
        Stripped Mortgage Securities............................................................................7
        Inverse Floaters........................................................................................8
        Risks of Mortgage-Backed Securities.....................................................................8
        Asset-Backed Securities................................................................................10
        Convertible Securities and Lower Rated Debt Securities ................................................10
        Risk Factors Relating to Lower Rated Securities .......................................................11
        Securities of Foreign Issuers..........................................................................12
        Delayed Delivery.......................................................................................13
        Short Sales Against the Box............................................................................13
        Repurchase Agreements..................................................................................13
        Common Stocks..........................................................................................14
        Debt Security Ratings..................................................................................14
             Moody's...........................................................................................14
             S&P...............................................................................................15
             Commercial Paper Ratings..........................................................................15
Investment Restrictions........................................................................................16
Fund Organization..............................................................................................18
Directors and Officers of the Fund.............................................................................18
Five Percent Shareholders......................................................................................23

Management.....................................................................................................23
        Investment Adviser.....................................................................................23
        Investment Advisory and Service Agreement..............................................................24
        Principal Underwriter..................................................................................25
Portfolio Transactions and Brokerage...........................................................................25
Portfolio Turnover.............................................................................................26
Capital Stock..................................................................................................26
        Common Stock...........................................................................................26
        Voting Rights..........................................................................................26
Purchase and Redemption of Shares..............................................................................26
        Net Asset Value........................................................................................26
        Sales Charges..........................................................................................26
        Authorized Financial Intermediaries....................................................................27
        Sales at Net Asset Value...............................................................................27
        Letter of Intent.......................................................................................27
        FPA Exchange Privilege.................................................................................28
        Redemption of Shares...................................................................................28
        Telephone Redemption...................................................................................28
Tax Sheltered Retirement Plans.................................................................................29
Dividends, Distributions and Taxes.............................................................................30
Distributor....................................................................................................31
Prior Performance Information..................................................................................31
Financial Statements...........................................................................................33

                 INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES


The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA New Income, Inc.'s (the "Fund") total assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

- The Fund's primary investment objective is current income and long-term return.

- At least 65% of the Fund's total assets are invested in income producing securities. The Fund generally invests 50% or more of its total assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities.


- The Fund's current operating policy is to invest at least 75% of its total assets, calculated at market value at the time of investment, in the following types of securities: (1) securities issued or guaranteed by the United States Government, its agencies or instrumentalities; (2) marketable, non-convertible debt securities rated at the time of purchase within the two highest grades as determined by either Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa) or by Standard & Poor's Corporation ("S&P") (AAA and AA) (see "Debt Security Ratings" in the Statement of Additional Information); (3) commercial paper of U.S. issuers which at the time of investment is (a) rated in the highest category by Moody's (Prime-1) or S&P (A-1) or (b) issued by a company which, at the date of investment, has any outstanding debt securities rated at least Aa by Moody's or AA by S&P; and (4) repurchase agreements with a member bank of the Federal Reserve System or a U.S. securities dealer (see "Repurchase Agreements").


- Up to 25% of the Fund's total assets can be invested in non-convertible debt securities which are not rated in the highest two grades by Moody's or S&P; convertible debt securities and preferred stocks in an amount not exceeding 5% of the Fund's total assets. Such debt securities may include so-called junk bonds.


- Up to 30% of the Fund's total assets can be invested, or committed for investment, in securities offered on a delayed delivery basis.

- The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.

- The Fund can invest in mortgage-backed securities which represent an interest in a pool of mortgage loans. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as "Z-bonds") which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Up to 15% of the Fund's total assets can be invested in interest-only and principal-only classes of stripped mortgage securities, Z-bonds, and inverse floaters.

- The Fund can invest up to 10% of its total assets in securities of foreign issuers.


At September 30, 1999, the percentage of the Fund's total assets invested in debt securities (including convertible securities) within the various rating categories (based on the higher of the S&P or Moody's ratings) were as follows:


        U. S. Government & Agencies...................         75%
        AAA/AA........................................          1
        BBB...........................................          3
        BB/Ba.........................................          5*
        B/B...........................................         12*
        CCC...........................................          1
        Nonrated......................................          1**
        Preferred Stock...............................          1
        Cash and Equivalents..........................          1
                                                            ------

                          Total Assets.....                   100%
                                                            ------
                                                            ------

-----------------
*    Includes Convertible Securities

** The nonrated debt securities as a percentage of total assets were considered by the Adviser to be comparable to securities rated by S&P as B.

           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME SECURITIES -- The Fund will invest primarily in fixed-income securities, including convertible securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

U.S. GOVERNMENT SECURITIES -- The Fund invests in securities issued or guaranteed by the United States Government, its agencies or instrumentalities. U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States. Some Government agencies and instrumentalities ("Federal Agencies") such as the Government National Mortgage Association ("GNMA") issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

INFLATION-INDEXED BONDS -- The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also "Dividends, Distributions and Taxes" in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

ZERO COUPON SECURITIES -- The Fund may invest in zero coupon U.S. Government securities which do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. See also "Dividends, Distributions and Taxes" in the Prospectus.

MORTGAGE-BACKED SECURITIES -- The Fund may invest in mortgage-backed securities which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations ("CMOs"), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The Fund may invest in both fixed rate and adjustable rate mortgage securities ("ARMS"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMS will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index ("COFI"). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities which are not backed by the full faith and credit of the United States such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7-to-9 year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES -- The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a

Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z-BONDS) -- The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund's investment in a CMO is not effected by the issuer's election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. See also "Dividends, Distributions and Taxes." Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Fund will not invest in CMO and REMIC residuals.

The Fund may invest in multiple class securities issued by U.S. Government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collaterized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and REMIC pass-through certificates ("REMIC Certificates") are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or FNMA, FHLMC or GNMA guaranteed mortgage pass-through certificates (the "Mortgage Assets").

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs and REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the"PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more ("companion") tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes which provide fixed principal payments within a specified range (or "collar") of prepayment speeds on the underlying mortgages.

Targeted amortization class ("TAC") certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages with any excess being paid to the TAC support class certificates. TAC certificates thus have "call protection" but are not protected against slower than expected prepayments which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include "sticky" and "non-sticky" jump bonds. These are securities whose principal payment priorities change, depending upon one or more trigger events. A sticky bond's principal priority would change once, while a non-sticky bond's principal priority could change several times. These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds. These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable. Such investments may be utilized as an alternative to purchasing longer-term bonds.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES -- Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and foreign private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

STRIPPED MORTGAGE SECURITIES -- The Fund may invest in Stripped Mortgage Securities which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so. Stripped Mortgage Securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

INVERSE FLOATERS -- Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. Inverse floaters may be used alone or in tandem with interest-only Stripped Mortgage Securities.

RISKS OF MORTGAGE-BACKED SECURITIES

CREDIT AND MARKET RISKS. Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

PREPAYMENT AND REDEMPTION RISK Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

RISKS OF STRIPPED MORTGAGE SECURITIES AND INVERSE FLOATERS. Both interest-only Stripped Mortgage Securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, each individually is highly volatile. The Adviser believes that in combination, interest-only Stripped Mortgage Securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities while maintaining a relatively low degree of volatility. This results from the fact that changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only Stripped Mortgage Securities can serve as a hedging device for the Fund. However, effective use of this hedging technique is dependent upon the Adviser's ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. In the event that these assumptions are erroneous, the Fund's yield and total return may be reduced.

RISKS OF ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the market value of investments in ARMs. Since most ARMs generally have annual reset limits or "caps" of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields. Because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

ASSET-BACKED SECURITIES -- The Fund may invest in asset-backed securities which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

CONVERTIBLE SECURITIES AND LOWER RATED DEBT SECURITIES -- The Fund may invest up to 25% of its total assets in Convertible Securities, in debt securities which are not rated in the highest two grades by Moody's and S&P, and in preferred stocks (in an amount not exceeding 5% of its total assets). As used herein, a Convertible Security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A Convertible Security entitles the holder to receive interest paid or accrued on the debt security until the Convertible Security matures or is redeemed, converted or exchanged. Before conversion, Convertible Securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells near its value as a fixed-income security.

Convertible Securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that Convertible Securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. The Fund may purchase

Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's which ratings are considered by the rating agencies to be speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are commonly referred to as junk bonds. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher rated securities.

Prices of lower rated securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The lower rated bond market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower rated securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, CI or D by S&P or C by Moody's or may be unrated. (See "Debt Security Ratings" in the Statement of Additional Information). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

 2. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.


 3. LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

 4. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

 5. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 10% of its total assets in securities of foreign governments and companies. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there may be less publicly available information about foreign companies which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies may be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Investments in foreign securities may involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

Securities of foreign issuers may be subject to foreign government taxes which could reduce the dividend or interest yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to the uniform accounting, auditing and financial reporting standards applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments affecting foreign investments. Finally, in the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

DELAYED DELIVERY -- Some securities in which the Fund may invest are offered on a delayed delivery (including a "when issued") basis. That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment. The Fund will not enter into a transaction with a scheduled delivery date over one year after the commitment date. At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments. However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund's payment obligation, thus producing a realized gain or loss.

SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of making short sales is to enable the Fund to obtain the current market price of a security which the Fund desires to sell but which cannot be currently delivered for settlement. For example, common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund. In such circumstances the Fund could sell the common stock short "against the box" while tendering the convertible security to the issuer for conversion. Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security which the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund may experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements which mature in more than seven days and/or other securities which are not readily marketable.

COMMON STOCKS -- Although the Adviser does not intend to purchase common stocks, the Fund's portfolio may include common stocks acquired upon conversion of convertible securities. Such securities are sold when the sale does not adversely affect the Fund's assets.

DEBT SECURITY RATINGS - Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") employ the designations set forth below to rate debt securities.

MOODY'S

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

 1. An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

 3. There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons. Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS. Moody's and S&P employ the designations set forth below to rate commercial paper.

Moody's designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P ("A") are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             INVESTMENT RESTRICTIONS

The Fund has adopted investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares. The Investment Company Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund will not:

 1. Borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments;

 2. Mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

 3. Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund's total assets;

 4. Invest more than 25% of the Fund's total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry;

 5. Make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund's next business day or within up to seven calendar days may not exceed 10% of the Fund's total assets;

 6. Make loans to others, except through the purchase of various kinds of publicly distributed debt obligations, investments in variable amount master demand notes and repurchase agreement transactions in which the Fund is permitted to invest;

 7. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

 8. Purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

 9. Purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs;

10.   Underwrite securities of other issuers;

11. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

12. Purchase securities (other than under repurchase agreements of not more than one week's duration - considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market or for which there are legal or contractual restrictions on resale (except securities which are subject to such resale restrictions but which, in the judgment of the Fund's investment adviser, are readily redeemable on demand), if, as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities;

13. Purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization;

15. Purchase securities of any issuer for the purpose of exercising control of management;

16. Invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years; and

17. Purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund's investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer.

      In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund will include domestic banks in determining compliance with the 25% limit on investments in the same industry.

                                FUND ORGANIZATION

The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1966. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.

A board of five directors is responsible for overseeing the Fund's affairs.

                       DIRECTORS AND OFFICERS OF THE FUND

All directors and officers of the Fund are also directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). These investment companies are FPA Capital Fund, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Fund Complex").

The directors and officers of the Fund, their ages on the date hereof and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

                           FUND DIRECTORS AND OFFICERS
                                    DIRECTORS

------------------------------------------------------------------------------------------------------------
                             POSITION HELD WITH
        NAME/AGE                    FUND              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
Willard H. Altman, 64       Director                 Former Partner of Ernst & Young LLP,
                                                     independent auditors for the Fund.  Director of
                                                     Source Capital, Inc. (since May 1998), of
                                                     FPA Capital Fund, Inc. (since July 1998),
                                                     and of FPA Perennial Fund, Inc.(since August 1998).
                                                     Director of Current Income Shares, Inc., a closed-end
                                                     investment company. Vice President of Evangelical
                                                     Council for Financial Accountability, an
                                                     accreditation organization for Christian
                                                     non-profit entities.
------------------------------------------------------------------------------------------------------------
Donald E. Cantlay, 77       Director (Until 5/99)
------------------------------------------------------------------------------------------------------------
DeWayne W. Moore, 85        Director                 Former Director, Senior Vice President and Chief
                                                     Financial Officer of Guy F. Atkinson Company of
                                                     California (construction).  Director of FPA
                                                     Capital Fund, Inc. for more than the past five years.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                          AGGREGATE
                                  AGGREGATE            COMPENSATION (1)
                               COMPENSATION (1)          FROM THE FPA        TOTAL NUMBER OF
                                FROM THE FUND            FUND COMPLEX        BOARDS OF FUNDS
                              DURING THE FISCAL        DURING THE FISCAL      MANAGED BY THE
                                  YEAR ENDED              YEAR ENDED         ADVISER ON WHICH
        NAME/AGE                   9/30/99                  9/30/99           DIRECTOR SERVED
------------------------------------------------------------------------------------------------------------
Willard H. Altman, 64             $10,000                  $41,500                 4
------------------------------------------------------------------------------------------------------------
Donald E. Cantlay, 77             $ 5,584                  $11,168                 2
------------------------------------------------------------------------------------------------------------
DeWayne W. Moore, 85              $10,000                  $20,000                 2
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                   POSITION HELD WITH
            NAME/AGE                      FUND               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
Julio J. de Puzo, Jr., 45*       Director (Elected           Director (since October 1995), Principal and
                                 12/20/99)                   Chief Executive Officer (since March 1996) of
                                 & Executive Vice            First Pacific Advisors, Inc.; Director and
                                 President                   President (since March 1996) of Source
                                                             Capital, Inc.; Director and Executive Vice
                                                             President (since April 1996) of FPA Paramount
                                                             Fund, Inc. and of FPA Perennial Fund, Inc.;
                                                             Director (since December 1999) and Executive
                                                             Vice President (since August 1996) of FPA
                                                             Capital Fund, Inc. President and Chief
                                                             Executive Officer (since January 1997), and
                                                             Director for more than the past five years of
                                                             FPA Fund Distributors, Inc. Executive Vice
                                                             President from October 1995 to March 1996,
                                                             Chief Administrative Officer from October
                                                             1995 to March 1996, Chief Financial Officer
                                                             from June 1991 to March 1996, Treasurer from
                                                             June 1991 to March 1996, and Senior Vice
                                                             President from February 1993 to October 1995,
                                                             of First Pacific Advisors, Inc. Treasurer
                                                             from July 1984 to August 1996 of the Fund and
                                                             of FPA Capital Fund, Inc.; from June 1981 to
                                                             August 1996 of FPA Paramount Fund, Inc.; from
                                                             May 1982 to August 1996 of Source Capital,
                                                             Inc.; and from September 1983 to August 1996
                                                             of FPA Perennial Fund, Inc. Chief Financial
                                                             Officer from October 1991 to March 1998, and
                                                             Executive Vice President (or Senior Vice
                                                             President or First Vice President) from
                                                             October 1991 to January 1997 of FPA Fund
                                                             Distributors, Inc.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           AGGREGATE
                                       AGGREGATE        COMPENSATION (1)
                                     COMPENSATION         FROM THE FPA        TOTAL NUMBER OF
                                     (1) FROM THE         FUND COMPLEX        BOARDS OF FUNDS
                                      FUND DURING      DURING THE FISCAL       MANAGED BY THE
                                    THE FISCAL YEAR        YEAR ENDED         ADVISER ON WHICH
            NAME/AGE                 ENDED 9/30/99          9/30/99           DIRECTOR SERVED
------------------------------------------------------------------------------------------------------------
Julio J. de Puzo, Jr., 45*             $ -0-                $ -0-                  5
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                   POSITION HELD WITH
            NAME/AGE                      FUND            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., 55       Director (Elected        Director of the Harold Price Center for
                                 12/20/99)                Entrepreneurial Studies and Associate
                                                          Professor of Business Economics at The John
                                                          E. Anderson Graduate School of Management at
                                                          UCLA. Dr. Osborne has been at UCLA since
                                                          1972. Director of FPA Capital Fund, Inc.
                                                          (since December 1999), of the Times Mirror Company,
                                                          of K2 Inc., Nordstrom, Inc., and of E* Capital
                                                          Corporation, a privately held company, which
                                                          operates a venture capital fund and owns
                                                          Wedbush Morgan Securities, Inc., a
                                                          broker-dealer. Independent general partner of
                                                          Technology Funding Venture Partners V L.P., a
                                                          business development company. Trustee of the
                                                          WM Group of Funds, a mutual fund complex.
----------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan, 67*         Director                 Of counsel to, and partner (1969 to 1994) of,
                                                          the law firm of O'Melveny & Myers LLP, legal
                                                          counsel to the Fund. Director of Source
                                                          Capital, Inc., of FPA Perennial Fund, Inc.
                                                          and of FPA Capital Fund, Inc. for more than
                                                          the past five years.  Director of TCW
                                                          Convertible Securities Fund, Inc., a
                                                          closed-end investment company.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                        AGGREGATE
                                     AGGREGATE        COMPENSATION (1)
                                   COMPENSATION         FROM THE FPA        TOTAL NUMBER OF
                                   (1) FROM THE         FUND COMPLEX        BOARDS OF FUNDS
                                    FUND DURING      DURING THE FISCAL       MANAGED BY THE
                                  THE FISCAL YEAR        YEAR ENDED         ADVISER ON WHICH
            NAME/AGE               ENDED 9/30/99          9/30/99           DIRECTOR SERVED
----------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., 55             $ -0-                $ -0-                   2
----------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan, 67*               $10,000              $42,000                 4
----------------------------------------------------------------------------------------------------------

--------------------------------
     (1) No pension or retirement benefits are provided to directors by the Fund or the FPA Fund Complex.

     * Director who is an interested person, as defined in the Investment Company Act, by virtue of his affiliation with First Pacific Advisors, Inc. in the case of Mr. de Puzo and by virtue of his affiliation with legal counsel to the Fund in the case of Mr. Sheehan.

                                    OFFICERS

--------------------------------------------------------------------------------------------------------------
          NAME/AGE              POSITION HELD WITH FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Robert L. Rodriguez, 51       President & Chief           Director, Principal and Chief Investment Officer of
                              Investment Officer          First Pacific Advisors, Inc. since March 1996;
                                                          President and Chief Investment Officer of FPA
                                                          Capital Fund, Inc. for more than the past five
                                                          years; and Director of Source Capital, Inc. since
                                                          March 1996.  Director of FPA Fund Distributors,
                                                          Inc. since March 1996.  Executive Vice President
                                                          from January 1996 to March 1996 and Senior Vice
                                                          President from February 1993 to January 1996, of
                                                          First Pacific Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
Eric S. Ende, 55              Vice President              Senior Vice President of First Pacific Advisors,
                                                          Inc. for more than the past five years; President
                                                          (since September 1995) and Portfolio Manager
                                                          (since August 1999) of FPA Perennial Fund, Inc.;
                                                          Chief Investment Officer since May 1997 and
                                                          Senior Vice President for more than the past five
                                                          years of Source Capital, Inc.; and Vice President of
                                                          FPA Capital Fund, Inc. and of FPA Paramount
                                                          Fund, Inc. for more than the past five years.  Chief
                                                          Investment Officer from September 1995 to August
                                                          1999, Executive Vice President from August 1995
                                                          to September 1995, and Vice President from May
                                                          1985 to August 1995 of FPA Perennial Fund, Inc.
--------------------------------------------------------------------------------------------------------------
J. Richard Atwood, 39         Treasurer                   Senior Vice President, Chief Financial Officer and
                                                          Treasurer of First Pacific Advisors, Inc. since
                                                          January 1997; and Chief Financial Officer since
                                                          March 1998, Senior Vice President and Treasurer
                                                          of FPA Fund  Distributors, Inc. since January
                                                          1997.  Treasurer of Source Capital, Inc., of FPA
                                                          Paramount Fund, Inc., of FPA Perennial Fund,
                                                          Inc., and of FPA Capital Fund, Inc. since January
                                                          1997.  Vice President and Chief Financial Officer
                                                          of Transamerica Investment Services, Inc. from
                                                          January 1995 to January 1997.  Vice President (or
                                                          Assistant Vice President) and Controller of First
                                                          Pacific Advisors, Inc. from August 1988 to January
                                                          1995, and Assistant Treasurer of FPA Fund
                                                          Distributors, Inc. from May 1991 to January 1995.
                                                          Assistant Treasurer of the Fund, of FPA Capital
                                                          Fund, Inc., of FPA Paramount Fund, Inc., of FPA
                                                          Perennial Fund, Inc., and of Source Capital, Inc.
                                                          from August 1988 to January 1995.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
          NAME/AGE              POSITION HELD WITH FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Sherry Sasaki, 44             Secretary                   Assistant Vice President and Secretary for more
                                                          than the past five years of First Pacific Advisors,
                                                          Inc.; and Secretary  of Source Capital, Inc., of
                                                          FPA Capital Fund, Inc., of FPA Paramount Fund,
                                                          Inc., of FPA Perennial Fund, Inc., and of FPA
                                                          Fund Distributors, Inc. for more than the past five
                                                          years.
--------------------------------------------------------------------------------------------------------------
Christopher H. Thomas, 42     Assistant Treasurer         Vice President and Controller of First Pacific
                                                          Advisors, Inc. and of FPA Fund Distributors, Inc.
                                                          since March 1995, and Assistant Treasurer of FPA
                                                          Perennial Fund, Inc., of FPA Capital Fund, Inc.,
                                                          of Source Capital, Inc., and of FPA Paramount
                                                          Fund, Inc. since April 1995.  Staff Accountant with
                                                          the Office of Inspection of the Securities and
                                                          Exchange Commission from 1994 to March 1995.
                                                          School Administrator of the Calvary Road
                                                          Christian Academy from 1988 to 1993.
--------------------------------------------------------------------------------------------------------------

All officers of the Fund are also officers of the Adviser. The Directors and officers of the Fund as a group own less than 1% of the outstanding Fund shares. During the last fiscal year, the Directors then in office received as a group $35,584 in Directors' fees. Such Directors were also reimbursed for certain travel expenses by the Fund.

                            FIVE PERCENT SHAREHOLDERS

As of December 31, 1999, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, California 94104-4122, which held 8,260,462 shares (16.5%), and National Financial Services Corp., for the exclusive use of its customers, Attention:
Mutual Funds, 5th Floor, 200 Liberty Street - 1 WFC, New York, New York 10281-1003, which held 4,898,396 shares (9.8%). The foregoing broker-dealers and/or investment advisory firms advise that the shares are held for the benefit of their customers.

                                   MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since July 11, 1984. Presently, the investment adviser manages assets of approximately $3.1 billion for seven investment companies, including one closed-end investment company, and 20 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of nine persons engaged full time in portfolio management or investment research in addition to 27 persons engaged full time in trading, administrative, financial or clerical activities. FPA Fund Distributors, Inc. is a wholly owned subsidiary of First Pacific Advisors, Inc., which is itself a wholly owned subsidiary of United Asset Management Holdings, Inc. United Asset Management Holdings, Inc. is a wholly owned subsidiary of UAM, a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms. No person is known by UAM to own or hold with power to vote 25% or more of its outstanding shares of common stock.

INVESTMENT ADVISORY AND SERVICE AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated December 27, 1994 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission ("SEC") and various states and other jurisdictions; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of Directors not affiliated with the Adviser; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; and postage.

For services rendered, facilities furnished and expenses assumed, the Adviser is paid an investment management fee. Such fee is payable monthly at the annual rate of 0.50% of the Fund's average daily net assets.

The Adviser pays the Fund the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.50% of the first $15 million of average net assets, plus 1% of the remaining average net assets. Such reimbursement is calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment, any mistake of law , any loss arising out of any investment, or any act or omission in the management of the Fund, except willful misfeasance, bad faith or negligence in the Adviser's performance of its duties or the reckless disregard of its obligations under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year
(a) by the Fund's Board of Directors or by the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company
Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to December 31, 2000, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company Act). The Advisory Agreement may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the Fund's shareholders. The Advisory Agreement automatically terminates in the event of its assignment.

For the fiscal years ended September 30, 1997, 1998 and 1999, the Adviser received gross advisory fees of $2,124,391, $2,958,785 and $2,846,976, respectively.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated December 27, 1994 (the "Distribution Agreement"). Please see "Distributor" for more information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. Since most transactions the Fund makes are principal transactions at net prices, the Fund incurs little or no brokerage costs. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases of portfolio securities from underwriters include a commission or concession the issuer pays to the underwriter. Purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm's reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm's expected contribution to the Fund's investment performance on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund's Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser's overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services which assist in making investment decisions. The Adviser shall allocate the amounts and proportions of such costs and shall regularly report on such allocations to the Fund's Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and
(c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on a portfolio transaction(s) for the fiscal years ended September 30, 1997 and 1998 totaled $330 and $12, respectively. During the last fiscal year, the Fund did not pay any brokerage commissions.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund's net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund require shareholder meetings to elect directors only when required by the Investment Company Act which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of ten percent of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange ("NYSE") on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Computation is made by valuing (a) securities listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotations NASDAQ National Market System ("NASDAQ") at the last sale price or, if there has been no sale that day, at the last bid price, (b) unlisted securities for which quotations are readily available at the last representative bid price as supplied by the NASDAQ or by dealers, and (c) securities for which there are no readily available market quotations and all other assets at fair value in such manner as determined in good faith by the Fund's Board of Directors.

SALES CHARGES. The maximum sales charge is 4.5%, as a percentage of the offering price, but lower sales charges apply to larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 80% to 89%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.



REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form, including the designation of a bank account to which the redemption payment is to be sent ("Designated Bank"). The proceeds will not be mailed or wired to other than the Designated Bank. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form.
Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.


The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.

                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in the plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From commissions received, the Distributor pays its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses used in connection with this offering, except for those furnished to existing shareholders; and the cost of advertising and sales literature. The Fund pays expenses attributable to registering Fund shares under federal and state laws and the compensation and expenses of the Fund's transfer agent.

The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and
(b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 3, 2000 has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated at any time on 60 days' written notice, without penalty, by the Fund's Board of Directors, the vote of a majority of the Fund's outstanding voting securities or the Distributor.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public.
The Distributor is not obligated to sell any stated number of Fund shares.
The Distributor is a subsidiary of the Adviser.

For the fiscal years ended September 30, 1997, 1998 and 1999, total underwriting commissions on the sale of Fund shares were $1,121,144, $1,013,895 and $541,675, respectively, of which $163,881, $129,635 and $70,027, respectively, were retained by the Distributor after reallowances to other dealers.

                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

      P(1 + T)n =          ERV

      Where: P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a bond index such as the Lehman Brothers Government/Corporate Bond Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the one, five and ten-year periods ended September 30, 1999 was (0.80)%, 6.53% and 8.33%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 4.5% of the offering price) for the same periods was 3.87%, 7.52% and 8.83%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

                                                                     Principal
BONDS & DEBENTURES                                                     Amount                Value
------------------------------------------------------------        -------------        -------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 33.3%
Federal Home Loan Mortgage Corporation
  --5.85% 2017 .............................................          $ 9,110,870          $ 9,056,774
  --6% 2008 ................................................           26,642,721           25,762,273
  --6% 2009 ................................................           22,316,000           21,318,754
  --7% 2008 ................................................            2,453,541            2,430,539
  --7% 2023 ................................................            5,000,000            4,800,000
  --7 1/2% 2021 ............................................            1,149,739            1,158,721
  --8 1/2% 2026 ............................................            7,929,853            8,237,135
  --10.15% 2006 ............................................               13,456               13,473
Federal Home Loan Mortgage Corporation (IO)
  --6 1/2% 2007 ............................................            8,044,424              685,345
  --6 1/2% 2020 ............................................            1,764,835              113,198
  --6 1/2% 2023 ............................................            4,437,568              503,211
  --7% 2020 ................................................            8,000,000              920,000
Federal Home Loan Mortgage Corporation (Z)
  --6 1/2% 2029 ............................................            5,333,082            4,399,792
  --7% 2029 ................................................            4,915,019            4,483,419
  --7 1/2% 2026 ............................................            7,168,831            7,108,344
Federal National Mortgage Association
  --5.16% 2022 .............................................           18,500,000           17,667,500
  --6 1/2% 2008 ............................................            2,867,198            2,833,149
Federal National Mortgage Association (IO)
  --6% 2027 ................................................           38,536,034           10,933,559
  --6% 2028 ................................................           23,765,747            6,657,760
  --6 1/2% 2009 ............................................            4,159,415              646,985
  --6 1/2% 2020 ............................................            4,976,693              466,371
  --7% 2004 ................................................              862,420              111,306
  --7% 2017 ................................................            2,343,119               59,126
Federal National Mortgage Association (Z)
  --7% 2019 ................................................           13,111,641           12,275,774
  --7% 2024 ................................................           11,529,717           10,448,807
  --7 1/2% 2024 ............................................            1,658,816            1,599,722

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

                                                                                       Principal
BONDS & DEBENTURES--CONTINUED                                                            Amount                      Value
-------------------------------------------------------------------------            --------------             -------------
Government National Mortgage Association
   --7% 2028 ............................................................            $    9,825,724            $    9,610,786
   --7 1/2% 2023 ........................................................                   457,560                   459,275
Government National Mortgage Association II --8% 2027 ...................                 3,875,107                 3,950,187
Government National Mortgage Association (MH)
   --8 1/4% 2006-7 ......................................................                   348,339                   355,306
   --8 3/4% 2006 ........................................................                   782,738                   810,623
   --8 3/4% 2011 ........................................................                   839,414                   858,824
   --9% 2010 ............................................................                   497,004                   512,225
   --9% 2011 ............................................................                 1,204,111                 1,240,987
   --9 1/4% 2010-11 .....................................................                   873,492                   905,156
   --9 3/4% 2005-6 ......................................................                 1,777,391                 1,849,041
   --9 3/4% 2012-13 .....................................................                   762,704                   793,451
Government National Mortgage Association (PL)
   --10 1/4% 2017 .......................................................                   898,441                   923,149
                                                                                                               --------------
                                                                                                               $  176,960,047
                                                                                                               --------------
OTHER U.S. GOVERNMENT & AGENCIES  --42.7%
Tennessee Valley Authority --8 3/8% 1999 ................................            $    3,400,000            $    3,400,000
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 .....................               214,620,240               204,895,260
U.S. Treasury Notes --8 1/4% 2005 .......................................                 1,800,000                 1,829,813
U.S. Treasury Notes Strip --0% 2009 .....................................                31,000,000                16,691,950
                                                                                                               --------------
                                                                                                               $  226,817,023
                                                                                                               --------------
TOTAL U.S. GOVERNMENT & AGENCIES --76.0% ................................                                      $  403,777,070
                                                                                                               --------------

MORTGAGE BONDS
ASSET BACKED  --3.4%
Green Tree Financial Corporation
   --7 1/4% 2005 ........................................................            $    9,716,854            $    9,388,909
   --7 3/4% 2029 ........................................................                 1,000,000                   805,000
   --7.77% 2029 .........................................................                 5,500,000                 4,840,000
   --8% 2028 ............................................................                 3,048,511                 2,876,081
                                                                                                               --------------
                                                                                                               $   17,909,990
                                                                                                               --------------

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

                                                                                                Principal
BONDS & DEBENTURES--CONTINUED                                                                     Amount                  Value
----------------------------------------------------------------------------------------      --------------         --------------
MORTGAGE BACKED --1.6%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
  --7.5481% 2026* ..............................................................              $  4,959,717              $  3,655,078
First Financial Mortgage Trust (Series 9 Class A4)
  --5.8% 2008 ..................................................................                 1,000,000                   977,500
Norwest Asset Securities Corp. (Series 1999-13 Class A"Z")
  --6 3/4% 2029 ................................................................                 1,316,355                 1,115,611
Prudential Home Mortgage Securities Corp. (Series 1993-F Class 1B1)
  --6.65995% 2000* .............................................................                 2,942,698                 2,932,582
                                                                                                                        ------------
                                                                                                                        $  8,680,771
                                                                                                                        ------------
TOTAL MORTGAGE BONDS  --5.0% ...................................................                                        $ 26,590,761
                                                                                                                        ------------
CORPORATE BONDS & DEBENTURES --7.3%
Advanta Corporation
  --5.6075% 2000 (Floating Rate) ...............................................              $  1,600,000              $  1,582,000
  --6.65% 2000 .................................................................                 2,400,000                 2,384,714
  --6.658% 1999 ................................................................                 3,400,000                 3,396,600
Advantica Restaurant Group, Inc. --11 1/4% 2008 ................................                10,928,038                10,053,795
Oregon Steel Mills, Inc. --11% 2003 ............................................                13,350,000                13,817,250
Trump Atlantic City Associates --11 1/4% 2006 ..................................                 9,000,000                 7,650,000
                                                                                                                        ------------
                                                                                                                        $ 38,884,359
                                                                                                                        ------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES --88.3% ...............................                                        $469,252,190
                                                                                                                        ------------

CONVERTIBLE SECURITIES CONVERTIBLE BONDS & DEBENTURES --10.5%
Centertrust Retail Properties, Inc. ............................................
  --7 1/2% 2001 (Class A) ......................................................              $  4,858,000              $  4,627,245
  --7 1/2% 2001 (Class B) ......................................................                 5,800,000                 5,365,000
Charming Shoppes, Inc. --7 1/2% 2006 ...........................................                 7,000,000                 6,370,000
CKE Restaurants, Inc. --4 1/4% 2004 ............................................                12,000,000                 7,680,000
DRS Technologies, Inc. --9% 2003 ...............................................                 2,000,000                 2,240,000
HomeBase, Inc. --5 1/4% 2004 ...................................................                 8,302,000                 5,728,380
Michaels Stores, Inc. --6 3/4% 2003 ............................................                17,250,000                16,775,625
Offshore Logistics, Inc. --6% 2003 .............................................                 2,000,000                 1,675,000
Quantum Health Resources, Inc. --4 3/4% 2000 ...................................                 1,000,000                   915,000
Read-Rite Corporation --6 1/2% 2004 ............................................                10,055,000                 4,273,375
                                                                                                                        ------------
                                                                                                                        $ 55,649,625
                                                                                                                        ------------

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999


                                                                                     Shares or
                                                                                     Principal
CONVERTIBLE SECURITIES--CONTINUED                                                      Amount          Value
--------------------------------------------------------------------------         --------------  ------------
CONVERTIBLE PREFERRED STOCK --0.1%
Treev Inc. (Series A) .....................................................              66,000     $    449,625
                                                                                                    ------------

TOTAL CONVERTIBLE SECURITIES --10.6% ......................................                         $ 56,099,250
                                                                                                    ------------

OTHER PREFERRED STOCK --0.6%
Crown American Realty Trust ...............................................              78,500     $  3,238,125
                                                                                                    ------------

TOTAL INVESTMENT SECURITIES --99.5% (Cost $542,907,348) ...................                         $528,589,565
                                                                                                    ------------

SHORT-TERM INVESTMENT --0.2%
State Street Bank Repurchase Agreement --4 1/4% 10/1/99
  (Collateralized by U.S. Treasury Notes --8 1/8% 2021
    market value $783,544, Cost $767,091) .................................         $   767,000     $    767,091
                                                                                                    ------------

TOTAL INVESTMENTS --99.7% (Cost $543,674,439) .............................                         $529,356,656
Other assets and liabilities, net --0.3% ..................................                            1,776,829
                                                                                                    ------------
TOTAL NET ASSETS --100% ...................................................                         $531,133,485
                                                                                                    ------------
                                                                                                    ------------


* Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997 and Prudential Home Mortgage Securities Corp. was purchased on May 20, 1998. These restricted securities constituted 1.2% of total net assets at September 30, 1999.


See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999


ASSETS
  Investments at value:
    Investment securities --at market value
      (identified cost $542,907,348) ....................................                $ 528,589,565
    Short-term investments --at cost plus interest earned
      (maturities of 60 days or less) ...................................                      767,091            $ 529,356,656
                                                                                         -------------
  Cash ..................................................................                                                   503
  Receivable for:
    Interest ............................................................                $   5,515,399
    Capital Stock sold ..................................................                      725,922
    Investment securities sold ..........................................                       66,311                6,307,632
                                                                                         -------------            -------------
                                                                                                                  $ 535,664,791
LIABILITIES
  Payable for:
    Capital Stock repurchased ...........................................                $   4,175,174
    Advisory fees .......................................................                      225,947
    Accrued expenses and other liabilities ..............................                      130,185                4,531,306
                                                                                         -------------            -------------

NET ASSETS ..............................................................                                         $ 531,133,485
                                                                                                                  -------------
                                                                                                                  -------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 49,324,340 shares ...................                                         $     493,243
  Additional Paid-in Capital ............................................                                           531,442,176
  Undistributed net realized gains on investments .......................                                             4,252,881
  Undistributed net investment income ...................................                                             9,262,968
  Unrealized depreciation of investments ................................                                           (14,317,783)
                                                                                                                  -------------
  Net assets at September 30, 1999 ......................................                                         $ 531,133,485
                                                                                                                  -------------
                                                                                                                  -------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding) ...........................                                         $       10.77
                                                                                                                  -------------
                                                                                                                  -------------
  Maximum offering price per share
   (100/95.5 of per share net asset value) ..............................                                         $       11.28
                                                                                                                  -------------
                                                                                                                  -------------

See notes to financial statements.

                                              STATEMENT OF OPERATIONS
                                       For the Year Ended September 30, 1999

INVESTMENT INCOME
    Interest ..................................................................                                       $  39,220,123
    Dividends .................................................................                                             479,000
                                                                                                                      -------------
                                                                                                                      $  39,699,123

EXPENSES
    Advisory fees .............................................................              $   2,846,976
    Transfer agent fees and expenses ..........................................                    253,280
    Custodian fees and expenses ...............................................                     57,813
    Registration fees .........................................................                     50,685
    Directors' fees and expenses ..............................................                     36,150
    Insurance .................................................................                     31,067
    Audit fees ................................................................                     24,920
    Postage ...................................................................                     22,523
    Reports to shareholders ...................................................                     22,319
    Legal fees ................................................................                      3,611
    Other expenses ............................................................                     16,979                3,366,323
                                                                                             -------------            -------------
            Net investment income .............................................                                       $  36,332,800
                                                                                                                      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) ..............              $ 176,943,008
    Cost of investment securities sold ........................................                172,179,484
                                                                                             -------------
        Net realized gain on investments ......................................                                       $   4,763,524

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of year ..............................              $   5,317,224
    Unrealized depreciation at end of year ....................................                (14,317,783)
                                                                                             -------------
        Decrease in unrealized appreciation of investments ....................                                         (19,635,007)
                                                                                                                      -------------

            Net realized and unrealized loss on investments ...................                                       $ (14,871,483)
                                                                                                                      -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .............................................................                                       $  21,461,317
                                                                                                                      -------------
                                                                                                                      -------------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            For the Year Ended September 30,
                                                      ----------------------------------------------------------------------------
                                                                    1999                                     1998
                                                      ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ........................      $  36,332,800                            $  35,993,477
  Net realized gain on investments .............          4,763,524                                2,862,505
  Decrease in unrealized
    appreciation of investments ................        (19,635,007)                              (9,176,172)
                                                      -------------                            -------------
Increase in net assets resulting
  from operations ..............................                            $  21,461,317                            $ 29,679,810
Distributions to shareholders from:
  Net investment income ........................      $ (37,467,415)                           $ (33,893,211)
  Net realized capital gains ...................         (3,215,415)         (40,682,830)         (1,183,945)         (35,077,156)
                                                      -------------                            -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold .............      $ 127,033,525                            $ 236,277,210
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions .............         35,025,699                               30,352,091
  Cost of Capital Stock repurchased ............       (227,450,554)         (65,391,330)       (175,059,444)          91,569,857
                                                      -------------        -------------        ------------        -------------
Total increase (decrease) in net assets ........                           $ (84,612,843)                           $  86,172,511

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $10,397,583 and $8,297,317 ................                             615,746,328                              529,573,817
                                                                           -------------                            -------------
End of year, including
  undistributed net investment income
  of $9,262,968 and $10,397,583 ................                           $ 531,133,485                            $ 615,746,328
                                                                           -------------                            -------------
                                                                           -------------                            -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ...................                              11,732,265                               21,199,452
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions ............................                               3,253,664                                2,740,769
Shares of Capital Stock repurchased ............                             (20,998,240)                             (15,730,014)
                                                                           -------------                            -------------
Increase (decrease) in Capital Stock
  outstanding ..................................                              (6,012,311)                               8,210,207
                                                                           -------------                            -------------
                                                                           -------------                            -------------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the prepara- tion of its financial statements.
A.   Security Valuation
     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.
B.   Federal Income Tax
     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.
C.   Securities Transactions and Related Investment Income
     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.
D.   Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $173,518,631 for the year ended September 30, 1999. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 1999 for federal income tax purposes was $1,978,029 and $16,295,812, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

     For the year ended September 30, 1999, the Fund paid aggregate fees of $35,584 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $70,027 in net Fund share sales commissions after reallowance to other dealers.The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On September 30, 1999, the Board of Directors declared a dividend from net investment income of $0.17 per share payable October 7, 1999 to shareholders of record on September 30, 1999. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 1999.

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.


We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 18 of the Prospectus for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, including confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 18 of the Prospectus, for each of the five years in the period then ended in conformity with generally accepted accounting principles.



                                                   /s/ ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP

Los Angeles, California
November 12, 1999